UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 7, 2010
NABORS INDUSTRIES LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation or Organization)	001-32657 (Commission File Number)	980363970 (I.R.S. Employer Identification No.)

Mintflower Place 8 Par-La-Ville Road Hamilton, HM08 Bermuda (Address of principal executive offices)	N/A (Zip Code)
(441) 292-1510
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-99.1
EX-99.2
EX-99.3

Item 1.01 Entry into a Material Definitive Agreement.
     On September 7, 2010, Nabors Industries, Inc. (“NII”), a wholly owned subsidiary of Nabors Industries Ltd. (the “Company”) and the Company entered into a credit agreement (the “Credit Agreement”) under which the lenders committed to provide up to $700 million under an unsecured revolving credit facility. The Credit Agreement also provides NII the option to add other lenders and increase the aggregate principal amount of commitments to $850 million. The Company fully and unconditionally guarantees the obligations of NII under the Credit Agreement, which matures in four years.
     Under the Credit Agreement, UBS Securities LLC, Citibank, N.A., Deutsche Bank AG New York Branch and Mizuho Corporate Bank (USA) are joint lead arrangers and joint bookrunners, UBS Securities LLC is documentation agent and syndication agent, UBS AG, Stamford Branch is administrative agent, and UBS Loan Finance, LLC is swingline lender. The other lenders party to the Credit Agreement are Morgan Stanley Bank, N.A., Bank of America, N.A., PNC Bank, National Association, The Bank of Nova Scotia and HSBC Bank USA, N.A.
     Borrowings under the Credit Agreement will bear interest, at NII’s option, at either (x) the “Base Rate” (as defined below) plus the applicable interest margin, calculated on the basis of the actual number of days elapsed in a year of 365 days and payable quarterly in arrears or (y) interest periods of one, two, three or six months at an annual rate equal to the London Interbank Offered Rate (“LIBOR”) for the corresponding deposits of U.S. dollars, plus the applicable interest margin. The “Base Rate” is defined, for any day, as a fluctuating rate per annum equal to the highest of (i) the Federal Funds Rate, as published by the Federal Reserve Bank of New York, plus 1/2 of 1%, (ii) the prime commercial lending rate of UBS AG, as established from time to time at its Stamford Branch and (iii) LIBOR for an interest period of one month beginning on such day plus 1%.
     A copy of the Credit Agreement, included in this Form 8-K as Exhibit 10.1, is incorporated herein by reference and should be read in its entirety for a complete description of its provisions. The summary in this report is qualified in its entirety by the text of such provisions.
Item 8.01. Other Events.
     On September 8, 2010, the Company issued a press release announcing the establishment of the credit facility discussed above. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
      On September 9, 2010, the Company also issued a press release announcing the successful completion of its tender offer for all of the outstanding common shares of Superior Well Services, Inc. (“Superior”). Superior’s stockholders tendered 28,457,901 shares of common stock, representing approximately 92.4 percent of its outstanding common stock. The offer period expired at midnight (New York City time) on September 8, 2010 and was not extended.
     According to the terms of the tender offer, all shares that were validly tendered during the offer period have been accepted for payment. Nabors intends to complete the acquisition through a “short-form merger.” In the merger, each remaining share of Superior common stock will be converted into the right to receive $22.12 per share, in cash, without interest and less any required withholding taxes, which is the same amount per share paid in the tender offer. The merger is expected to occur on or about September 10, 2010. Following the merger, Superior will become a wholly owned subsidiary of Nabors, and Superior common stock will no longer be listed on NASDAQ. Additional information regarding the Company, Superior and the terms of the merger is included in the (i) Tender Offer Statement on Schedule TO filed by the Company and its wholly owned subsidiary, Diamond Acquisition Corp., with the Securities and Exchange Commission on August 11, 2010 and amendments thereto; and (ii) the Solicitation/Recommendation Statement on Schedule 14D-9 filed with the Commission by Superior on August 12, 2010 and amendments thereto.
     The press release relating to completion of the tender offer is filed herewith as Exhibit 99.2 and incorporated herein by reference.
     In another press release issued on September 9, 2010, the Company announced that NII had priced $700 million aggregate principal amount of Senior Unsecured Notes (the “Notes”), which will be due in 2020. The Notes will bear interest at a rate of 5.0%. Proceeds from the Notes are intended to be used to fund the previously announced Superior acquisition and for general corporate purposes. The transaction is expected to close on or about September 14, 2010. The press release is attached hereto as Exhibit 99.3, and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Document Description

10.1	Credit Agreement, dated as of September 7, 2010, among Nabors Industries, Inc., as borrower, Nabors Industries Ltd., as guarantor, UBS Securities LLC, Citibank, N.A., Deutsche Bank AG New York Branch and Mizuho Corporate Bank (USA), as joint lead arrangers and joint bookrunners, UBS Securities LLC, as documentation agent and syndication agent, UBS AG, Stamford Branch, as administrative agent, the lenders party thereto from time to time and UBS Loan Finance, LLC, as swingline lender.

99.1	Press release dated September 8, 2010 relating to the establishment of the revolving credit facility.

99.2	Press release dated September 9, 2010 relating to completion of the tender offer for Superior’s shares.

99.3	Press release dated September 9, 2010 relating to the pricing of the Notes.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 9, 2010	Nabors Industries Ltd.
/s/ Mark D. Andrews
Mark D. Andrews
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Credit Agreement, dated as of September 7, 2010, among Nabors Industries, Inc., as borrower, Nabors Industries Ltd., as guarantor, UBS Securities LLC, Citibank, N.A., Deutsche Bank AG New York Branch and Mizuho Corporate Bank (USA), as joint lead arrangers and joint bookrunners, UBS Securities LLC, as documentation agent and syndication agent, UBS AG, Stamford Branch, as administrative agent, the lenders party thereto from time to time and UBS Loan Finance, LLC, as swingline lender.

99.1	Press release dated September 8, 2010 relating to the establishment of the revolving credit facility.

99.2	Press release dated September 9, 2010 relating to completion of the tender offer for Superior’s shares.

99.3	Press release dated September 9, 2010 relating to the pricing of the Notes.

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